                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: November 21, 2000

                             THE QUIZNO'S CORPORATION
              (Exact name of registrant as specified in its charter)

                  Colorado             000-23174                   84-1169286
     (State or other jurisdiction    (Commission                 (IRS Employer
           of incorporation)       Identification No.)             File Number)

                          1415 Larimer Street, Denver, Colorado    80202
                         (Address of principal executive offices)(Zip Code)

               Registrant's telephone number, including area code:(720) 359-3300

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other  Events.  Press  Release,  on November 21, 2000,  announcing  the agreement with a new  national  distribution  company  to  become  the  exclusive
                  distributor  of  food  and  paper   products  to  U.S.-based   Quizno's
                  restaurants.

Exhibits
---------------

Exhibit 99.1    Copy of above press release.

                                    SIGNATURES
      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant  has  duly  caused  this  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                            THE QUIZNO'S CORPORATION

Date: November 22, 2000                      By:/s/John L. Gallivan
                                                --------------------
                                                John L. Gallivan
                                                Chief Financial Officer

Exhibit 99.1
-------------------
                          QUIZNO'S(R)Signs New Distributor

      DENVER, Colo. - November 21, 2000 - The Quizno's Corporation (Nasdaq: QUIZ)
today announced an agreement with a new national distribution company to become the exclusive distributor of food and paper products to the U.S.-based Quizno's restaurant chain beginning Mon., Jan. 22, 2001.  The new company replaces Alliant
Foodservice, which will continue to service Quizno's restaurants in the interim.

"Alliant has been a good partner to Quizno's, but our chain has reached a point where it now makes sense to have more specialized distribution of its high-quality proprietary products," said Bob Viviano, Senior Vice President of
Quizno's.

The new distributor was selected after a lengthy evaluation of several national food distributors, and was chosen because it is geared to provide specialized, custom-item distribution, which complements Quizno's limited menu, national foodservice concept.

Quizno's said the new distribution partner will be identified in a subsequent joint release after the Quizno's franchise system has been notified of the change.

Quizno's franchises and owns and operates Quizno's Subs restaurants across the
United States and in five foreign countries.

Certain information in this release are forward-looking statements that involve risks and uncertainties that might adversely affect the Company's operating results in the future in a material way. Such risks and uncertainties include, without limitation, the effect of national and regional economic and market conditions in the U.S. and the other countries in which we franchise Restaurants, costs of labor and employee benefits, costs of marketing, the success or failure of marketing efforts, costs of food and non-food items used in the operation of the Restaurants, intensity of competition for locations and Franchisees, as well as customers, perception of food safety, spending patterns and demographic trends, legal claims and litigation, the availability of financing for the
Company and its Franchisees at reasonable rates, the availability and cost of land and construction, legislation and governmental regulations, and accounting policies and practices.  Many of these risks are beyond the control of the
Company. Such risks are detailed from time to time in the Company's reports filed with the SEC, including the Report on Form 10-KSB for the year ended September
30, 1999.

For More Information Contact:
-----------------------------
Sue Hoover, EVP Corporate Communications
The Quizno's Corporation
720-359-3374